Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
May 31, 1998



        Expected B Maturity                         7/17/00


        Blended Coupon                               6.0579%


        Excess Protection Level
        3 Month Average   5.59%
          May, 1998   4.96%
          April, 1998   5.92%
          March, 1998   5.88%


        Cash Yield                                  17.95%


        Investor Charge Offs                         5.01%


        Base Rate                                    7.97%


        Over 35 Day Delinquency                      5.17%


        Seller's Interest                           13.80%


        Total Payment Rate                          13.68%


        Total Principal Balance                     $35,599,996,121.04


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,911,601,602.55